ACQUISITIONS	9 Months Ended
Dec. 31, 2011
ACQUISITIONS
ACQUISITIONS

3. ACQUISITIONS

On September 16, 2011, the Company acquired EDT from Elan in a transaction accounted for under the acquisition method of accounting for business combinations, in exchange for $500.0 million in cash and 31.9 million ordinary shares of Alkermes, valued at $525.1 million based on a stock price of $16.46 per share on the acquisition date. Under the acquisition method of accounting, the assets acquired and liabilities assumed were recorded as of the acquisition date, at their respective fair values. The reported consolidated financial condition and results of operations after completion of the acquisition reflect these fair values. EDT’s results of operations are included in the consolidated financial statements from the date of acquisition.

Prior to the acquisition, EDT, which was a division of Elan, developed and manufactured pharmaceutical products that deliver clinical benefits to patients using EDT’s experience and proprietary drug technologies in collaboration with other pharmaceutical companies worldwide. EDT’s two principal drug technology platforms are the oral controlled release platform (“OCR”) and the bioavailability enhancement platform, including EDT’s NanoCrystal® technology. The Company acquired EDT to diversify its commercialized product portfolio and pipeline candidates, enhance its financial resources in order to invest in its proprietary drug candidates, pursue additional growth opportunities and reduce its cost of capital.

During the nine months ended December 31, 2011, the Company incurred approximately $26.7 million in expenses related to the EDT acquisition, which primarily consist of banking, legal, accounting and valuation-related expenses. These expenses have been recorded within “Selling, general and administrative expense” in the accompanying condensed consolidated statement of operations and comprehensive loss. During the three and nine months ended December 31, 2011, the Company’s results of operations included revenues of $74.4 million and $83.4 million and net income of $14.2 million and $14.9 million from the acquired EDT business.

The purchase price of the EDT business was as follows (in thousands):

Upfront payment in accordance with the merger agreement	$500,000
Equity consideration in accordance with the merger agreement	525,074
Total purchase price	$1,025,074

The purchase price allocation resulted in the following amounts being allocated to the assets acquired and liabilities assumed at the acquisition date based upon their respective fair values summarized below (in thousands):

Cash	$5,225
Receivables	59,398
Inventory	29,669
Prepaid expenses and other current assets	1,806
Property plant and equipment	210,558
Acquired identifiable intangible assets	689,000
Goodwill	105,700
Other assets	4,360
Accounts payable and accrued expenses	(19,851)
Deferred tax liabilities	(60,207)
Other long-term liabilities	(584)
Total	$1,025,074

Asset categories acquired in the EDT acquisition included working capital, long-term assets and liabilities, fixed assets and identifiable intangible assets, including IPR&D. The allocation of the purchase price for the acquisition has been prepared on a preliminary basis and changes to that allocation may occur as additional information becomes available. During the three months ended December 31, 2011, the Company recorded an increase to goodwill of $0.7 million as a result of changes to the acquisition-date fair value of working capital, property, plant and equipment and acquired identifiable intangible asset accounts.

The intangible assets acquired include the following (in thousands):

Collaboration agreements	$499,700
NanoCrystal technology	74,600
OCR technology	66,300
In-process research and development	45,800
Trademark	2,600
Total	$689,000

Intangible assets associated with collaboration agreements relate to the several collaboration agreements EDT has in place with third-party pharmaceutical companies related to the development and commercialization of products or an improvement to existing products based on EDT’s experience with drug delivery systems and their technology platforms. Intangible assets associated with IPR&D relate to various preclinical EDT product candidates. The estimated fair value for the collaboration agreements and IPR&D was determined using the excess earnings approach. The excess earnings approach includes projecting revenue and costs attributable to the associated collaboration agreement or product candidate and then subtracting the required return related to other contributory assets used in the business to determine any residual excess earnings attributable to the collaboration agreement or product candidate. The after-tax excess earnings are then discounted to present value using an appropriate discount rate. The estimated useful life of the collaboration agreements is 12 years.

The NanoCrystal and OCR technologies are platform technologies that are used in both currently marketed products and potential future products currently under development. The estimated fair value of these technologies was determined using the relief from royalty method, an approach under which fair value is estimated to be the present value of royalties saved because the Company owns the intangible assets and therefore does not have to pay a royalty for its use. The estimated useful lives of the NanoCrystal and OCR technologies are 13 and 12 years, respectively.

The estimated fair value of the EDT trademark was determined using the relief from royalty method. The Company does not expect to use the EDT trademark beyond March 31, 2012 and, as a result, the Company will amortize the full value of the trademark over the remainder of the fiscal year.

The excess of purchase price over the fair value amounts assigned to the assets acquired and liabilities assumed represents the goodwill amount resulting from the acquisition. The Company does not expect any portion of this goodwill to be deductible for tax purposes. The goodwill attributable to the acquisition of EDT has been recorded as a noncurrent asset and is not amortized, but is subject to an annual review for impairment. The factors that contributed to the recognition of goodwill included the synergies that are specific to the Company’s business and not available to market participants, including the Company’s unique ability to leverage its knowledge in the areas of drug delivery and development of innovative medicines to improve patients’ lives, the acquisition of a talented workforce that brings translational medicine expertise to the Company’s preclinical compounds and the Company’s ability to utilize its research capacity to develop additional compounds using the acquired technologies.

Pro forma financial information (unaudited)

The following unaudited pro forma information presents the combined results of operations for the three months ended December 31, 2010 and nine months ended December 31, 2011 and 2010 as if the acquisition of EDT had been completed on April 1, 2010. The unaudited pro forma results do not reflect any material adjustments, operating efficiencies or potential cost savings which may result from the consolidation of operations but do reflect certain adjustments expected to have a continuing impact on the combined results.

	Three Months
	Ended	Nine Months Ended
	December 31,	December 31,
(In thousands, except per share data)	2010	2011	2010

Revenues	$122,507	$368,570	$333,194
Net loss	$(7,683)	$(21,705)	$(31,631)
Basic and diluted loss per common share	$(0.06)	$(0.17)	$(0.25)